POWER-OF-ATTORNEY

         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000

                                                    /s/ Luis Javier Bastida
                                                    -----------------------
                                                    Luis Javier Bastida

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                        /s/ Donald H. Brydon
                                                        --------------------
                                                        Donald H. Brydon

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                       /s/ Kevin C. Dolan
                                                       ------------------
                                                       Kevin C. Dolan

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                     /s/ Denis Duverne
                                                     -----------------
                                                     Denis Duverne

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                     /s/ Herve Hatt
                                                     --------------
                                                     Herve Hatt

                                POWER-OF-ATTORNEY

         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                    /s/ Alfred Harrison
                                                    -------------------
                                                    Alfred Harrison

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                         /s/ Michael Hegarty
                                                         -------------------
                                                         Michael Hegarty

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                   /s/ Benjamin D. Holloway
                                                   ------------------------
                                                   Benjamin D. Holloway

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                     /s/ Edward D. Miller
                                                     --------------------
                                                     Edward D. Miller

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                   /s/ Peter D.Noris
                                                   -----------------
                                                   Peter D. Noris

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                     /s/ Stanley B. Tulin
                                                     --------------------
                                                     Stanley B. Tulin

                                POWER-OF-ATTORNEY


         KNOWN TO ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Date:  February 14, 2000


                                                    /s/ Robert B. Zoellick
                                                    ----------------------
                                                    Robert B. Zoellick

                                POWER-OF-ATTORNEY


         KNOWN BY ALL MEN TO THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Bruce W. Calvert, John
D. Carifa and David R. Brewer, Jr., and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities, for the sole purpose of signing the Alliance Capital Management L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  February 14, 2000

                                                 /s/ Henri de Castries
                                                 ---------------------
                                                 Henri de Castries